EXHIBIT 99.1

AGREEMENT

Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13D need be filed with respect to the ownership by each of the undersigned of shares of stock of Evolv Technologies Holdings, Inc.

EXECUTED this 26th day of July, 2021.

GENERAL CATALYST GROUP V, L.P.

By:	GENERAL CATALYST PARTNERS V, L.P.
its General Partner

	By:	GENERAL CATALYST GP V, LLC
its General Partner

		By:	/s/ Christopher McCain
Christopher McCain
Chief Legal Officer

GENERAL CATALYST GROUP V SUPPLEMENTAL, L.P.

By:	GENERAL CATALYST PARTNERS V, L.P.
its General Partner

	By:	GENERAL CATALYST GP V, LLC
its General Partner

		By:	/s/ Christopher McCain
Christopher McCain
Chief Legal Officer

GC ENTREPRENEURS FUND V, L.P.

By:	GENERAL CATALYST PARTNERS V, L.P.
its General Partner

	By:	GENERAL CATALYST GP V, LLC
its General Partner

		By:	/s/ Christopher McCain
Christopher McCain
Chief Legal Officer

GENERAL CATALYST PARTNERS V, L.P.

By:	GENERAL CATALYST GP V, LLC
its General Partner

	By:	/s/ Christopher McCain
Christopher McCain
Chief Legal Officer

GC PARTNERS HOLDINGS, L.P.

By:	GENERAL CATALYST GROUP MANAGEMENT HOLDINGS GP, LLC
its General Partner

	By:	/s/ Christopher McCain
Christopher McCain
Chief Legal Officer

GENERAL CATALYST GP V, LLC

By:	/s/ Christopher McCain
Christopher McCain
Chief Legal Officer

GCGM INVESTMENT HOLDINGS, L.P.

By:	GENERAL CATALYST GROUP MANAGEMENT HOLDINGS GP, LLC
its General Partner

	By:	/s/ Christopher McCain
Christopher McCain
Chief Legal Officer

*
Joel E. Cutler

*
David P. Fialkow

*
Hemant Taneja

* By:	/s/ Christopher McCain
Christopher McCain as Attorney-in-Fact

*

This Agreement was executed by Christopher McCain on behalf of the Managing Directors pursuant to Powers of Attorney filed as Exhibit 24.2 to the Form 4 relating to the beneficial ownership of shares of Intersections Inc. (file no. 000-50580) by Reporting Persons filed with the Securities Exchange Commission on January 15, 2019 and incorporated herein in its entirety by reference